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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 27, 2001


                               OmniSky Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


            000-31471                                    77-0516363
------------------------------------        ------------------------------------
    (Commission File Number)                (IRS Employer Identification Number)



                     One Market Street, Steuart Tower, Suite 600
                         San Francisco, California 94105
             ------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 764-2200
             ------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5. OTHER EVENTS

         On November 27, 2001, OmniSky Corporation issued a press release announcing that it had received notice from Nasdaq indicating that the company was no longer in compliance with Nasdaq listing requirements as a result of the company's inability to file a Form 10-Q for the period ended September 30, 2001. The notice further indicated that the company's common stock would be delisted from The Nasdaq Stock Market's National Market at the opening of business on December 4, 2001. The press release is attached as Exhibit 99.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.


      Exhibit
      Number                             Description
--------------------------------------------------------------------------------

      99.1           OmniSky Corporation Press Release issued November 27, 2001





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 27, 2001                     OMNISKY CORPORATION


                                   By: /s/ Patrick S. McVeigh
                                       -----------------------------------------

                                   Name: Patrick S. McVeigh
                                         ---------------------------------------

                                   Title: Chief Executive Officer
                                          --------------------------------------




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                                  EXHIBIT INDEX



      Exhibit
      Number                         Description
--------------------------------------------------------------------------------

      99.1            OmniSky Corporation Press Release issued November 27, 2001






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